UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 9, 2022
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia Street, Suite 1830 Vancouver, British Columbia	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

(604) 682-9775
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	UEC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 7.01         Regulation FD Disclosure

On February 9, 2022, Uranium Energy Corp. (the “Company” or “UEC”) issued a news release to announce that it had filed a Technical Report Summary (“TRS”) on EDGAR disclosing mineral resources for the Company’s Reno Creek Project located in Campbell County, Wyoming.

Background and highlights:

●	As a U.S. domestic and domiciled company, UEC will now be reporting all mineral resources in accordance with Item 1302 of Regulation S-K (“S-K 1300”);

●
S-K 1300 was adopted by the SEC to modernize mineral property disclosure requirements for mining registrants and in order to more closely align U.S. disclosure requirements for mineral properties with current industry and global regulatory standards; and

●	The mineral resource estimates set forth in the TRS are the same amounts as previously disclosed by the Company in its prior continuous disclosure.

The TRS was prepared under S-K 1300 and was filed on February 8, 2022 with the SEC through EDGAR on Form 8-K and is also available on SEDAR under “Material Document” filed on February 8, 2022. The TRS was prepared on behalf of the Company by WWC Engineering, of Sheridan, Wyoming.

About Reno Creek In-Situ Recovery Project

The Reno Creek Project is fully permitted, and the Company is in possession of the two primary permitting documents required for operation of the Project: the Wyoming Department of Environmental Quality Land Quality Division (“WDEQ LQD”) Permit to Mine; and the WDEQ LQD Uranium Recovery Program Radioactive Materials License. The project is licensed to house an on-site Central Processing Facility, however, with the recent acquisition of Uranium One Americas the Company anticipates significant capital expenditure savings and deep operating synergies by operating Reno Creek as a satellite to the fully built and operational Irigaray Processing Plant which is 45 miles away.

The Reno Creek Project (the “Project”) consists of five resource units: North Reno Creek; Southwest; Moore; Pine Tree; and Bing (the “Resource Areas”). The Project is located in the Pumpkin Buttes Uranium District in Campbell County, Wyoming, in the south-central portion of the Powder River Basin. The Project is located 7.5 miles southwest of Wright, Wyoming. The planned mining method for the Project is by In-Situ Recovery (“ISR”) mining.

UEC operates the Project under its fully owned subsidiary AUC LLC and has executed surface use, access agreements and fee mineral leases with landowners who hold surface and mineral ownership within and outside of the approved ISR Permit to Mine boundary. UEC also holds unpatented Bureau of Land Management lode claims and leases on state land at the Project.

The uranium deposits within the Project area occur in medium to coarse-grained sand facies in the lower portion of the Eocene-age Wasatch Formation. The uranium mineralization occurs as interstitial fillings between and coatings on the sand grains along roll front trends formed at a geochemical interface within the host sandstone aquifers. Sinuous fronts of mineralization occur in up to five sandstone units. Stacking of roll front mineralization occurs at many places throughout the Project, causing resources to occur at different stratigraphic levels in the same area.

Data from 10,151 drill holes that have been drilled by previous uranium exploration companies on, and nearby the five Resource Areas are held by UEC. Data from the drilling, including survey coordinates, collar elevations, depths and grade of uranium intercepts, have been incorporated into UEC’s database.

At this time, no construction of uranium processing or uranium recovery wellfields has taken place at the Project and, for regulatory purposes, the Project is in a pre-construction, standby mode.

Resource Disclosure

The in-place resource was estimated separately for each roll front in each of the Resource Areas. The roll front resources were summed for each unit. The Project contains a measured resource of 12.92 million pounds of U3O8 in place, an indicated resource of 13.07 million pounds of U3O8 in-place and contains 1.49 million pounds of inferred mineral resources in-place (Tables 1-1 and 1-2).

Table 1-1:         Measured and Indicated Mineral Resources

Unit	Tons (millions)	Weighted Average Thickness (feet)	Weighted Average Grade (%U3O8)	Pounds U3O8 (millions)
North Reno Creek
Measured	7.12	14.3	0.042	5.96
Indicated	8.05	11.7	0.036	5.76
Southwest Reno Creek
Measured	4.68	12.9	0.043	3.94
Indicated	4.08	10.4	0.038	3.08
Moore
Measured	2.32	10.3	0.048	2.20
Indicated	2.31	9.0	0.042	1.92

Bing
Measured	0.30	14.6	0.038	0.23
Indicated	0.71	12.4	0.032	0.45
Pine Tree
Measured	0.57	14.0	0.056	0.63
Indicated	1.83	12.2	0.051	1.87
Reno Creek Project
Measured	14.99	13.2	0.043	12.92
Indicated	16.98	11.1	0.039	13.07
M + I Total	31.99	12.1	0.041	26.01

Notes:
1.         Mineral Resources are not mineral reserves and do not have demonstrated economic viability.
2.         Columns may not add due to rounding.

Table 1-2:         Inferred Mineral Resources

Unit	Tons (millions)	Weighted Average Thickness (feet)	Weighted Average Grade (%U3O8)	Pounds U3O8 (millions)
North Reno Creek
Inferred	1.57	9.7	0.040	1.26
Southwest Reno Creek
Inferred	0.20	0.86	0.033	0.13
Moore
Inferred	0.13	8.0	0.035	0.09
Bing
Inferred	0.00	0.0	0.00	0.00
Pine Tree
Inferred	0.02	6.8	0.040	0.01
Reno Creek Project
Inferred Total	1.92	9.5	0.039	1.49

Notes:
1.         Mineral Resources are not mineral reserves and do not have demonstrated economic viability.
2.         Columns may not add due to rounding.

Summary capital and operating cost estimates are not included with the TRS since the Company is reporting the results of an initial assessment.

Moore, Pine Tree and Bing Resource Areas are not currently part of either of the two key permitted authorizations required to recover uranium.

The technical information in the news release has been reviewed by each of Benjamin J. Schiffer, P.G., of WWC Engineering, a consultant to the Company, and by Clyde L. Yancey, P.G., Vice President-Exploration for the Company, both being Qualified Persons under Item 1302 of Regulation S-K.

A copy of the news release is attached as Exhibit 99.1 hereto.

Item 9.01           Financial Statements and Exhibits

(a)                       Financial Statements of Business Acquired

Not applicable.

(b)                       Pro forma Financial Information

Not applicable.

(c)                       Shell Company Transaction

Not applicable.

(d)                       Exhibits

Exhibit	Description

99.1	News Release dated February 9, 2022.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.

DATE: February 9, 2022.	By:	/s/ Pat Obara
Pat Obara, Secretary and
Chief Financial Officer

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